UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21586
                                                    -----------

                    First Trust Enhanced Equity Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                  Date of reporting period: December 31, 2011
                                            -----------------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2011


                                  First Trust
                                Enhanced Equity
                                  Income Fund


FIRST TRUST                                 CHARTWELL INVESTMENT PARTNERS
                                        --------------------------------------
                                      Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                               DECEMBER 31, 2011

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statements of Changes in Net Assets.......................................... 14
Financial Highlights......................................................... 15
Notes to Financial Statements................................................ 16
Report of Independent Registered Public Accounting Firm...................... 23
Additional Information....................................................... 24
Board of Trustees and Officers............................................... 26
Privacy Policy............................................................... 28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust Enhanced Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA) ANNUAL LETTER
                           FROM THE CHAIRMAN AND CEO

                               DECEMBER 31, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Enhanced Equity Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that could fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Enhanced Equity Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENHANCED EQUITY INCOME FUND
"AT A GLANCE"
AS OF DECEMBER 31, 2011 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                              FFA
Common Share Price                                          $10.83
Common Share Net Asset Value ("NAV")                        $12.51
Premium (Discount) to NAV                                   (13.43)%
Net Assets Applicable to Common Shares                $249,765,586
Current Quarterly Distribution per Common Share (1)         $0.225
Current Annualized Distribution per Common Share            $0.900
Current Distribution Rate on Closing Common Share Price (2)   8.31%
Current Distribution Rate on NAV (2)                          7.19%
-------------------------------------------------------------------


-------------------------------------------------------------------
           Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------
           Common Share Price        NAV
12/10                   12.63      13.20
                        12.66      13.29
                        12.49      13.41
                        12.25      13.39
1/11                    12.33      13.37
                        12.47      13.70
                        12.57      13.86
                        12.72      14.03
2/11                    12.55      13.79
                        12.48      13.80
                        12.39      13.62
                        12.11      13.40
3/11                    12.28      13.50
                        12.54      13.69
                        12.48      13.75
                        12.41      13.71
                        12.60      13.83
4/11                    12.84      14.08
                        12.66      13.90
                        12.62      13.88
                        12.56      13.83
5/11                    12.71      13.80
                        12.40      13.45
                        12.16      13.18
                        12.09      13.19
6/11                    11.90      13.01
                        12.49      13.58
                        12.57      13.61
                        12.24      13.33
                        12.43      13.51
7/11                    11.72      13.03
                        11.00      12.18
                        10.81      12.04
                        10.56      11.48
8/11                    11.11      11.93
                        11.20      11.95
                        11.40      11.79
                        11.20      12.27
                        10.23      11.28
9/11                    10.20      11.28
                        10.20      11.56
                        10.76      12.21
                        10.90      12.37
10/11                   11.27      12.83
                        10.99      12.61
                        10.99      12.74
                        10.68      12.40
11/11                   10.39      11.81
                        11.01      12.65
                        11.04      12.71
                        10.66      12.43
                        10.80      12.60
12/11                   10.83      12.51


---------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                                        Average Annual Total Return
                                                                  ---------------------------------------
                                                 1 Year Ended     5 Years Ended     Inception (8/26/2004)
                                                  12/31/2011       12/31/2011           to 12/31/2011
FUND PERFORMANCE (3)
NAV                                                  2.42%            1.68%                 3.55%
Market Value                                        -7.33%           -0.96%                 0.90%

INDEX PERFORMANCE
S&P 500 Index                                        2.11%           -0.25%                 3.89%
BXM Index                                            5.72%            1.39%                 3.91%
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Exxon Mobil Corp.                               3.4%
Occidental Petroleum Corp.                      3.1
Pfizer, Inc.                                    3.0
Apple, Inc.                                     2.4
Philip Morris International, Inc.               2.4
International Business Machines Corp.           2.4
JPMorgan Chase & Co.                            2.3
General Electric Co.                            2.3
Coca-Cola (The) Co.                             2.2
Bristol-Myers Squibb Co.                        2.1
-----------------------------------------------------
                                      Total    25.6%
                                              ======

-----------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Information Technology                         16.3%
Financials                                     15.7
Energy                                         15.4
Health Care                                    11.7
Industrials                                    11.2
Consumer Staples                                9.7
Consumer Discretionary                          9.1
Materials                                       4.6
Telecommunication Services                      3.3
Utilities                                       3.0
-----------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 12/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                              (FFA) ANNUAL REPORT
                               DECEMBER 31, 2011

                                  SUB-ADVISOR

Chartwell Investment Partners, L.P. ("Chartwell") is an employee-owned investment advisory firm founded on April 1, 1997 by nine investment professionals from Delaware Investment Advisers. The firm is 75% owned by the partners and employees of Chartwell and 25% owned by a limited partnership comprised of three passive investors in the Philadelphia area. There are no affiliates at this time. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

Timothy J. Riddle, an executive with 32 years of investment industry experience, is the Chief Executive Officer of Chartwell. Michael J. McCloskey, an executive with 24 years of management experience, serves as President. G. Gregory Hagar is Chartwell's Chief Financial Officer and Chief Compliance Officer. He has 23 years of related experience.

PORTFOLIO MANAGEMENT TEAM

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 41 years of investment industry experience. He serves as Senior Portfolio Manager for Chartwell's hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy, Financials and Consumer Staples sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Kugler is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 15 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd), the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 27 years of investment industry experience. His areas of focus include Consumer Staples, Health Care, Industrials and Information Technology. He has been a Portfolio Manager of the Fund since 2011. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a Portfolio Manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

                                   COMMENTARY

FIRST TRUST ENHANCED EQUITY INCOME FUND

The investment objective of First Trust Enhanced Equity Income Fund (the "Fund") is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers. These securities are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund will write (sell) covered call options on a portion of the Fund's managed assets. Managed assets means the total asset value of the Fund minus the sum of the Fund's liabilities, including the value of call options written (sold). There can be no assurance that the Fund's investment objective will be achieved.

MARKET RECAP

As measured on a total return basis, the Standard & Poor's 500 Index ("Index") rose 2.11% for the year ended December 31, 2011. The entire amount of the return came from dividends as the market was essentially unchanged for the year on a price-only basis. During the first half of the year, the Index traded within a fairly narrow band between a low of 1250 and a high of 1363. In this period, the

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

market was dealing with a number of issues including a large-scale natural disaster in Japan, a U.S. debt limit negotiation that soured investor sentiment, continued doubts about the strength of the economic recoveries in the U.S. and China and fears of a European recession, or worse, amid financial turmoil in the European markets. In early July, with the Index approaching its high for the year, a series of negative macro events began to unfold - fears of a double-dip recession in the U.S. took hold as GDP growth for the second quarter was estimated at only 1.3%, Standard & Poor's stripped the U.S. of its AAA rating and the latest "solution" for Greece and the Eurozone was viewed to be insufficient. The market reacted with a strong correction and significantly increased volatility. The Index bottomed at a low of 1099 on October 3rd, which represented a 19.4% decline from the high earlier in the year. Stock market volatility surged to a near-historic rate the remainder of the year as improving economic data points and strong U.S. corporate earnings battled it out with investor concerns over the Eurozone issues and a possible "hard landing" of China's economy. By one measure of volatility (average daily absolute S&P 500 Index price movement), the second half of 2011 saw the second highest level of volatility since 1950. The average daily absolute price movement of the S&P 500 from July 1st through the end of the year was 1.44% - second only to the 1.74% seen in 2008. From the October low the Index rose 14.4% to its 2011 closing level as fears of a double-dip recession were mitigated by improving U.S. economic data and continuing strong corporate profits growth.

PERFORMANCE ANALYSIS

The net asset value ("NAV") total return1 of the Fund for the year ended December 31, 2011 was 2.42% and the market value total return1 of the Fund was -7.33%. Both these returns are inclusive of dividends paid during the period. During this time period, the Index returned 2.11%. The Fund continued to take advantage of volatility in the market where it could and sold call options on a significant percentage of the Fund's holdings. This supplemented the portfolio's dividend stream and provided support to the Fund's NAV performance. We continue to believe the strategy of combining high dividend-paying stocks and an option overwrite program is an excellent long-term strategy. The Fund's portfolio strategy is to invest primarily in higher-quality, large-capitalization, dividend-paying stocks which tilts the portfolio towards a value orientation. Similar to last year, value stocks underperformed growth stocks creating a headwind for the Fund. However, unlike last year, large-cap stocks outperformed small-cap stocks and dividend-paying stocks were generally strong performers, helping to offset the headwind from the Fund's value orientation.

Strong stock selection within the Financials and Healthcare groups offset the negative impacts of the Fund's relative sector weightings in those groups (being overweight in Financials and underweight in Healthcare). Avoiding stocks such as Citigroup Inc., Bank of America Corp., and Goldman Sachs Group (all down over 40% for the year) was beneficial in Financials. In Healthcare, owning Bristol-Myers Squibb Co. (up 39.4%) and Pfizer, Inc. (up 28.8%) were positive for relative performance. Also benefiting relative performance was stock selection in the Energy group. Meanwhile, stock selection in the Technology, Industrials and Consumer Staples groups detracted from relative performance.

MARKET AND FUND OUTLOOK

At the mid-point of this year the market was wrestling with several issues - was the U.S. economy headed into a double-dip recession? Was China's economy going to have a "hard" or "soft" landing? Was the Eurozone going to default on its debts and thereby freeze the world's financial markets? And lastly, in which direction were U.S. corporate profits going to head given record high margins and lower than normal economic growth? While not all of these questions have been resolved completely, the U.S. economic data was stronger than expected in the latter part of 2011 and there are indications that the worst of the outcomes in Europe and China are not imminent. Therefore, the stock market rose sharply off of its Fall lows. As we have stated in the past, the stock market is a forward-looking indicator. Given this strong performance in the latter part of 2011 and the continuation of such strong performance at the start of 2012, we believe the market is anticipating a continuation of the economic recovery. We are inclined to agree and believe the continuation of corporate profit strength will drive continued business investment and modest employment growth. However, despite the solid 4th quarter 2011 GDP report, we are forecasting a continuation of slow economic growth when compared to previous cycles. In addition, we are anticipating a continuation of the volatility in the stock market in the coming year given the large macro-economic risks that have not been completely resolved. With the stock market up substantially from its March 2009 lows and the number of unresolved issues that the market is wrestling with, we are prepared to react as the markets change. We will continue to manage the Fund with the dual objectives of earning dividend income and options gains while seeking capital appreciation opportunities over the market cycle.


-----------------------

1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                        DESCRIPTION                          VALUE
------------ ---------------------------------------------------- --------------
COMMON STOCKS - 93.1%

             AEROSPACE & DEFENSE - 2.7%
      65,000 Honeywell International, Inc. ...................... $   3,532,750
      45,000 United Technologies Corp. (b).......................     3,289,050
                                                                  -------------
                                                                      6,821,800
                                                                  -------------
             AIR FREIGHT & LOGISTICS - 1.5%
      50,000 United Parcel Service, Inc., Class B ...............     3,659,500
                                                                  -------------
             BEVERAGES - 3.6%
      80,000 Coca-Cola (The) Co. ................................     5,597,600
      50,000 PepsiCo, Inc. ......................................     3,317,500
                                                                  -------------
                                                                      8,915,100
                                                                  -------------
             CAPITAL MARKETS - 2.7%
      85,000 Bank of New York Mellon (The) Corp. (b).............     1,692,350
      29,000 BlackRock, Inc. (b).................................     5,168,960
                                                                  -------------
                                                                      6,861,310
                                                                  -------------
             CHEMICALS - 2.5%
      80,000 E.I. Du Pont de Nemours & Co. ......................     3,662,400
      30,000 PPG Industries, Inc. ...............................     2,504,700
                                                                  -------------
                                                                      6,167,100
                                                                  -------------
             COMMERCIAL BANKS - 0.9%
      40,000 PNC Financial Services Group, Inc. (b)..............     2,306,800
                                                                  -------------
             COMMUNICATIONS EQUIPMENT - 3.1%
     170,000 Cisco Systems, Inc. ................................     3,073,600
      85,000 QUALCOMM, Inc. .....................................     4,649,500
                                                                  -------------
                                                                      7,723,100
                                                                  -------------
             COMPUTERS & PERIPHERALS - 2.8%
      15,000 Apple, Inc. (b) (c).................................     6,075,000
      40,000 Hewlett-Packard Co. ................................     1,030,400
                                                                  -------------
                                                                      7,105,400
                                                                  -------------
             DIVERSIFIED FINANCIAL SERVICES - 2.3%
     170,000 JPMorgan Chase & Co. ...............................     5,652,500
                                                                  -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
      62,100 AT&T, Inc. .........................................     1,877,904
     100,000 Verizon Communications, Inc. (b)....................     4,012,000
                                                                  -------------
                                                                      5,889,904
                                                                  -------------
             ELECTRIC UTILITIES - 1.3%
      70,000 Southern Co. (d)....................................     3,240,300
                                                                  -------------
             ELECTRICAL EQUIPMENT - 1.1%
      60,000 Emerson Electric Co. ...............................     2,795,400
                                                                  -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.7%
      60,000 TE Connectivity, Ltd. ..............................     1,848,600
                                                                  -------------

                       See Notes to Financial Statements                  Page 5

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

   SHARES                        DESCRIPTION                          VALUE
------------ ---------------------------------------------------- --------------
COMMON STOCKS - (CONTINUED)

             ENERGY EQUIPMENT & SERVICES - 1.4%
      50,000 Schlumberger, Ltd. ................................. $   3,415,500
                                                                  -------------
             FOOD PRODUCTS - 1.5%
     100,000 Kraft Foods, Inc., Class A (b)......................     3,736,000
                                                                  -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
      55,000 Covidien PLC (b)....................................     2,475,550
      80,000 St. Jude Medical, Inc. .............................     2,744,000
                                                                  -------------
                                                                      5,219,550
                                                                  -------------
             HOTELS, RESTAURANTS & LEISURE - 3.5%
      85,000 Carnival Corp. (b)..................................     2,774,400
      55,000 Darden Restaurants, Inc. (b)........................     2,506,900
      70,000 Starwood Hotels & Resorts Worldwide, Inc. (b).......     3,357,900
                                                                  -------------
                                                                      8,639,200
                                                                  -------------
             HOUSEHOLD PRODUCTS - 1.6%
      60,000 Procter & Gamble (The) Co. .........................     4,002,600
                                                                  -------------
             INDUSTRIAL CONGLOMERATES - 3.1%
      25,000 3M Co. (b)..........................................     2,043,250
     315,000 General Electric Co. (b)............................     5,641,650
                                                                  -------------
                                                                      7,684,900
                                                                  -------------
             INSURANCE - 4.8%
     170,000 Lincoln National Corp. .............................     3,301,400
      60,000 Marsh & McLennan Co., Inc. (b)......................     1,897,200
     136,795 MetLife, Inc. ......................................     4,265,268
      42,000 Travelers (The) Cos., Inc. .........................     2,485,140
                                                                  -------------
                                                                     11,949,008
                                                                  -------------
             IT SERVICES - 4.1%
      40,000 Accenture PLC ......................................     2,129,200
      42,000 Automatic Data Processing, Inc. ....................     2,268,420
      32,500 International Business Machines Corp. ..............     5,976,100
                                                                  -------------
                                                                     10,373,720
                                                                  -------------
             LIFE SCIENCES TOOLS & SERVICES - 1.3%
      90,000 Agilent Technologies, Inc. (c)......................     3,143,700
                                                                  -------------
             MACHINERY - 2.8%
      45,000 Caterpillar, Inc. ..................................     4,077,000
      33,000 Cummins, Inc. ......................................     2,904,660
                                                                  -------------
                                                                      6,981,660
                                                                  -------------
             MEDIA - 1.9%
     155,000 Regal Entertainment Group, Class A .................     1,850,700
      75,000 Walt Disney (The) Co. (b)...........................     2,812,500
                                                                  -------------
                                                                      4,663,200
                                                                  -------------
             METALS & MINING - 1.0%
      70,000 Freeport-McMoRan Copper & Gold, Inc. ...............     2,575,300
                                                                  -------------

Page 6                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

   SHARES                        DESCRIPTION                          VALUE
------------ ---------------------------------------------------- --------------
COMMON STOCKS - (CONTINUED)

             MULTI-UTILITIES - 0.8%
      70,000 Xcel Energy, Inc. .................................. $   1,934,800
                                                                  -------------
             MULTILINE RETAIL - 1.2%
      60,000 Target Corp. .......................................     3,073,200
                                                                  -------------
             OIL, GAS & CONSUMABLE FUELS - 10.6%
      40,000 Chevron Corp. ......................................     4,256,000
      45,000 ConocoPhillips .....................................     3,279,150
     100,000 Exxon Mobil Corp. ..................................     8,476,000
     100,000 Marathon Oil Corp. .................................     2,927,000
      82,000 Occidental Petroleum Corp. (b)......................     7,683,400
                                                                  -------------
                                                                     26,621,550
                                                                  -------------
             PAPER & FOREST PRODUCTS - 1.1%
      90,000 International Paper Co. (b).........................     2,664,000
                                                                  -------------
             PHARMACEUTICALS - 8.4%
     152,500 Bristol-Myers Squibb Co. (b)........................     5,374,100
     135,000 Merck & Co., Inc. (b)...............................     5,089,500
      50,000 Novartis AG, ADR ...................................     2,858,500
     350,000 Pfizer, Inc. .......................................     7,574,000
                                                                  -------------
                                                                     20,896,100
                                                                  -------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.5%
     130,900 Annaly Capital Management, Inc. (b).................     2,089,164
     250,000 MFA Mortgage Investments, Inc. .....................     1,680,000
                                                                  -------------
                                                                      3,769,164
                                                                  -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
     200,000 Intel Corp. (b).....................................     4,850,000
      60,000 Microchip Technology, Inc. (b)......................     2,197,800
                                                                  -------------
                                                                      7,047,800
                                                                  -------------
             SOFTWARE - 2.7%
     100,000 Microsoft Corp. ....................................     2,596,000
     160,000 Oracle Corp. .......................................     4,104,000
                                                                  -------------
                                                                      6,700,000
                                                                  -------------
             SPECIALTY RETAIL - 2.5%
      45,000 Home Depot (The), Inc. .............................     1,891,800
      80,000 Limited Brands, Inc. (b)............................     3,228,000
      20,000 Petsmart, Inc. (d)..................................     1,025,800
                                                                  -------------
                                                                      6,145,600
                                                                  -------------
             TOBACCO - 3.1%
      55,000 Altria Group, Inc. .................................     1,630,750
      77,000 Philip Morris International, Inc. (b)...............     6,042,960
                                                                  -------------
                                                                      7,673,710
                                                                  -------------
             WATER UTILITIES - 0.9%
      74,200 American Water Works Co., Inc. .....................     2,364,012
                                                                  -------------

                       See Notes to Financial Statements                  Page 7

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

   SHARES/
    UNITS                        DESCRIPTION                          VALUE
------------ ---------------------------------------------------- --------------
COMMON STOCKS - (CONTINUED)

             WIRELESS TELECOMMUNICATION SERVICES - 0.9%
      80,000 Vodafone Group PLC, ADR ............................ $   2,242,400
                                                                  -------------
             TOTAL COMMON STOCKS ................................   232,503,488
             (Cost $227,727,894)                                  -------------


MASTER LIMITED PARTNERSHIPS - 3.4%

             OIL, GAS & CONSUMABLE FUELS - 3.4%
      90,000 Energy Transfer Partners, L.P. .....................     4,126,500
      40,000 Enterprise Products Partners, L.P. .................     1,855,200
      35,000 Magellan Midstream Partners, L.P. ..................     2,410,800
                                                                  -------------
             TOTAL MASTER LIMITED PARTNERSHIPS ..................     8,392,500
             (Cost $3,903,629)                                    -------------


EXCHANGE-TRADED FUNDS - 2.1%

             CAPITAL MARKETS - 2.1%
     264,200 SPDR KBW Bank ETF ..................................     5,239,086
                                                                  -------------
             TOTAL EXCHANGE-TRADED FUNDS ........................     5,239,086
             (Cost $3,925,808)                                    -------------


COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.4%

             CAPITAL MARKETS - 1.4%
     310,000 Apollo Investment Corp. ............................     1,996,400
      70,000 Solar Capital, Ltd. ................................     1,546,300
                                                                  -------------
             TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES     3,542,700
             (Cost $5,199,577)                                    -------------


CONVERTIBLE PREFERRED SECURITIES - 0.1%

             AUTOMOBILES - 0.1%
      10,000 General Motors Co., Series B, 4.75% ................       342,500
                                                                  -------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES .............       342,500
                                                                  -------------
             (Cost $496,012)

             TOTAL INVESTMENTS - 100.1% .........................   250,020,274
             (Cost $241,252,920) (e)                              -------------



  NUMBER OF
  CONTRACTS                      DESCRIPTION                          VALUE
------------ ---------------------------------------------------- --------------
CALL OPTIONS WRITTEN - (0.5%)

             3M Co. Call
         100 @ 80 due January 12 ................................       (28,000)
                                                                  -------------

Page 8                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

  NUMBER OF
  CONTRACTS                      DESCRIPTION                          VALUE
------------ ---------------------------------------------------- --------------
CALL OPTIONS WRITTEN - (CONTINUED)

             Annaly Capital Management, Inc. Call
       1,300 @ 17 due February 12 ............................... $      (9,100)
                                                                  -------------
             Apple, Inc. Call
          50 @ 415 due January 12 ...............................       (34,250)
                                                                  -------------
             Bank of New York Mellon (The) Corp. Call
         200 @ 20 due January 12 ................................       (12,000)
                                                                  -------------
             BlackRock, Inc. Call
         100 @ 180 due January 12 ...............................       (43,000)
                                                                  -------------
             Bristol-Myers Squibb Co. Call
         350 @ 35 due January 12 ................................       (18,900)
                                                                  -------------
             Carnival Corp. Call
         200 @ 37 due January 12 ................................        (1,000)
                                                                  -------------
             Covidien PLC Call
         250 @ 47.5 due January 12 ..............................        (5,000)
                                                                  -------------
             Darden Restaurants, Inc. Call
         300 @ 46 due January 12 ................................       (20,700)
                                                                  -------------
             General Electric Co. Call
         650 @ 19 due January 12 ................................        (7,800)
                                                                  -------------
             Intel Corp. Call
       1,000 @ 25 due January 12 ................................       (33,000)
                                                                  -------------
             International Paper Co. Call
         300 @ 30 due January 12 ................................       (20,400)
                                                                  -------------
             Kraft Foods, Inc., Class A Call
         200 @ 37 due January 12 ................................       (15,200)
                                                                  -------------
             Limited Brands, Inc. Call
         200 @ 43 due January 12 ................................        (6,000)
                                                                  -------------
             Marsh & McLennan Co., Inc. Calls
         100 @ 31 due January 12 ................................       (11,000)
         100 @ 32.5 due January 12 ..............................        (2,800)
                                                                  -------------
                                                                        (13,800)
                                                                  -------------
             Merck & Co., Inc. Call
         250 @ 38 due January 12 ................................       (13,500)
                                                                  -------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

  NUMBER OF
  CONTRACTS                      DESCRIPTION                          VALUE
------------ ---------------------------------------------------- --------------
CALL OPTIONS WRITTEN - (CONTINUED)

             Microchip Technology, Inc. Call
         100 @ 35 due January 12 ................................ $     (20,750)
                                                                  -------------
             Occidental Petroleum Corp. Call
         200 @ 100 due January 12 ...............................       (14,200)
                                                                  -------------
             Petsmart, Inc. Call
         200 @ 50 due January 12 ................................       (46,000)
                                                                  -------------
             Philip Morris International, Inc. Call
         500 @ 80 due January 12 ................................       (29,000)
                                                                  -------------
             PNC Financial Services Group, Inc. Call
         200 @ 60 due January 12 ................................       (13,800)
                                                                  -------------
             S&P 500 Index Calls (f)
         300 @ 1275 due January 12 ..............................      (444,000)
         400 @ 1295 due January 12 ..............................      (288,000)
         100 @ 1310 due January 12 ..............................       (39,000)
                                                                  -------------
                                                                       (771,000)
                                                                  -------------
             Southern Co. Call
         700 @ 45 due January 12 ................................      (112,700)
                                                                  -------------
             Starwood Hotels & Resorts Worldwide, Inc. Call
         100 @ 50 due January 12 ................................        (8,200)
                                                                  -------------
             United Technologies Corp. Call
         250 @ 80 due January 12 ................................        (1,000)
                                                                  -------------
             Verizon Communications, Inc. Call
         250 @ 40 due January 12 ................................       (10,250)
                                                                  -------------
             Walt Disney (The) Co. Call
         200 @ 38 due January 12 ................................       (13,000)
                                                                  -------------
             TOTAL CALL OPTIONS WRITTEN .........................    (1,321,550)
                                                                  -------------
             (Premiums received $1,132,711)

             NET OTHER ASSETS AND LIABILITIES - 0.4% ............     1,066,862
                                                                  -------------
             NET ASSETS - 100.0% ................................  $249,765,586
                                                                  -------------

--------------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Call options were written on a portion of the common stock position and are fully covered by the common stock position.

(c)   Non-income producing security.

(d) Call options were written on this entire common stock position and are fully covered by the common stock position.

(e) Aggregate cost for federal income tax purposes is $242,740,159. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $25,853,411 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,573,296.

(f) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt


Page 10                See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                     ASSETS TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        12/31/2011        PRICES           INPUTS            INPUTS
                                                       -------------   -------------    -------------    -------------
Common Stocks*.....................................    $ 232,503,488   $ 232,503,488    $          --    $          --
Master Limited Partnerships*.......................        8,392,500       8,392,500               --               --
Exchange-Traded Funds*.............................        5,239,086       5,239,086               --               --
Common Stocks - Business Development Companies*....        3,542,700       3,542,700               --               --
Convertible Preferred Securities*..................          342,500         342,500               --               --
                                                       -------------   -------------    -------------    -------------
Total Investments..................................    $ 250,020,274   $ 250,020,274    $          --    $          --
                                                       =============   =============    =============    =============


                                                  LIABILITIES TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        12/31/2011        PRICES           INPUTS            INPUTS
                                                       -------------   -------------    -------------    -------------
Call Options Written...............................    $  (1,321,550)  $  (1,321,550)   $          --    $          --
                                                       =============   =============    =============    =============

*See the Portfolio of Investments for industry breakdown.



                       See Notes to Financial Statements                 Page 11

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2011


ASSETS:
Investments, at value
(Cost $241,252,920)............................................................................      $250,020,274
Cash...........................................................................................           741,408
Prepaid expenses...............................................................................             7,045
Receivables:
   Dividends...................................................................................           691,492
   Investment securities sold..................................................................            48,647
   Interest....................................................................................               126
                                                                                                     ------------
      Total Assets.............................................................................       251,508,992
                                                                                                     ------------

LIABILITIES:
Options written, at value (Premiums received $1,132,711).......................................         1,321,550
Payables:
   Investment advisory fees....................................................................           212,574
   Investment securities purchased.............................................................            89,010
   Audit and tax fees..........................................................................            44,200
   Printing fees...............................................................................            26,656
   Administrative fees.........................................................................            18,507
   Custodian fees..............................................................................            16,462
   Legal fees..................................................................................             7,971
   Transfer agent fees.........................................................................             3,116
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             2,589
                                                                                                     ------------
      Total Liabilities........................................................................         1,743,406
                                                                                                     ------------
NET ASSETS.....................................................................................      $249,765,586
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $318,306,319
Par value......................................................................................           199,732
Accumulated net investment income (loss).......................................................           213,868
Accumulated net realized gain (loss) on investments and written options transactions...........       (77,532,848)
Net unrealized appreciation (depreciation) on investments and written options..................         8,578,515
                                                                                                     ------------
NET ASSETS.....................................................................................      $249,765,586
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      12.51
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        19,973,164
                                                                                                     ============


Page 12                See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $17,725)..........................................      $  7,440,051
Interest.......................................................................................               993
                                                                                                     ------------
   Total investment income.....................................................................         7,441,044
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         2,594,347
Administrative fees............................................................................           224,576
Printing fees..................................................................................            84,296
Custodian fees.................................................................................            44,653
Audit and tax fees.............................................................................            44,200
Trustees' fees and expenses....................................................................            38,918
Transfer agent fees............................................................................            37,715
Legal fees.....................................................................................            33,346
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            56,613
                                                                                                     ------------
   Total expenses..............................................................................         3,167,914
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         4,273,130
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         6,170,101
   Written option transactions (a).............................................................         3,006,533
                                                                                                     ------------
Net realized gain (loss).......................................................................         9,176,634
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        (9,340,951)
   Written options held (a)....................................................................            18,173
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        (9,322,778)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................          (146,144)
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $  4,126,986
                                                                                                     ============

(a) Primary risk exposure is equity option contracts.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         YEAR            YEAR
                                                                                        ENDED           ENDED
                                                                                      12/31/2011      12/31/2010
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  4,273,130    $  4,718,809
Net realized gain (loss)...........................................................     9,176,634       5,262,366
Net change in unrealized appreciation (depreciation)...............................    (9,322,778)     25,161,649
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations....................     4,126,986      35,142,824
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (13,596,236)    (11,824,976)
Net realized gain..................................................................            --              --
Return of capital..................................................................    (4,379,612)     (5,751,408)
                                                                                     ------------    ------------
Total distributions to shareholders................................................   (17,975,848)    (17,576,384)
                                                                                     ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            --              --
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........            --              --
                                                                                     ------------    ------------
Total increase (decrease) in net assets............................................   (13,848,862)     17,566,440
NET ASSETS:
Beginning of period................................................................   263,614,448     246,048,008
                                                                                     ------------    ------------
End of period......................................................................  $249,765,586    $263,614,448
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period..........................  $    213,868    $    499,073
                                                                                     ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................    19,973,164      19,973,164
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            --              --
                                                                                     ------------    ------------
Common Shares at end of period.....................................................    19,973,164      19,973,164
                                                                                     ============    ============



Page 14                See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR          YEAR          YEAR          YEAR          YEAR
                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                          12/31/2011    12/31/2010    12/31/2009    12/31/2008  12/31/2007 (a)
                                          ----------    ----------    ----------    ----------  --------------
Net asset value, beginning of period ...   $  13.20      $  12.32      $  11.15      $  18.38      $  18.65
                                           --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........       0.22          0.24          0.20          0.42          0.14
Net realized and unrealized gain (loss)       (0.01)         1.52          1.93         (6.05)         1.24
                                           --------      --------      --------      --------      --------
Total from investment operations .......       0.21          1.76          2.13         (5.63)         1.38
                                           --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..................      (0.68)        (0.59)        (0.19)        (0.43)        (0.14)
Net realized gain ......................         --            --            --         (0.10)        (1.51)
Return of capital ......................      (0.22)        (0.29)        (0.77)        (1.07)           --
                                           --------      --------      --------      --------      --------
Total from distributions ...............      (0.90)        (0.88)        (0.96)        (1.60)        (1.65)
                                           --------      --------      --------      --------      --------
Net asset value, end of period .........   $  12.51      $  13.20      $  12.32      $  11.15      $  18.38
                                           ========      ========      ========      ========      ========
Market value, end of period ............   $  10.83      $  12.63      $  11.70      $   8.85      $  16.14
                                           ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (b)............................       2.42 %       15.50 %       22.24%       (30.54)%        8.19 %
                                           ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET
   VALUE (b)............................      (7.33)%       16.37 %       46.26%       (37.22)%       (3.76)%
                                           ========      ========      ========      ========      ========
-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...   $249,766      $263,614      $246,048      $222,675      $367,009
Ratio of total expenses to average
  net assets ...........................       1.22%         1.25%         1.34%         1.31%         1.21%
Ratio of net investment income (loss) to
   average net assets ..................       1.65%         1.90%         1.80%         2.80%         0.76%
Portfolio turnover rate ................         52%           41%           74%          121%          174%

-----------------------

(a) On September 14, 2007, Chartwell Investment Partners, L.P. became the sub-advisor to the Fund.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.


                       See Notes to Financial Statements                 Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2011


                              1. FUND DESCRIPTION

First Trust Enhanced Equity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis writes (sells) covered call options on a portion of the Fund's managed assets. Managed assets means the total asset value of the Fund minus the sum of the Fund's liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, master limited partnerships ("MLPs"), exchanged-traded funds and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities are obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2011

of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7) whether the event is likely to recur; and 8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o  Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investments.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2011, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. Also, by writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received, for writing (selling) the options. The Fund may write (sell) covered call options ("options") on all or a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor"), consistent with the Fund's investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered options. If certain equity securities held in the Fund's portfolio are not covered by a

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2011

related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written option transactions" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

The Fund may hold publicly-traded MLPs and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of the distributions received from REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude. For the year ended December 31, 2011, distributions of $738,594 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2011

Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2011, primarily as a result of distributions in excess of current year taxable income, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $9,037,901, a decrease in accumulated net realized gain (loss) on investments and written option transactions of $319,631 and a decrease to paid-in capital of $8,718,270. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended December 31, 2011 and December 31, 2010 was as follows:

Distributions paid from:                                   2011                   2010
Ordinary income.................................      $   13,596,236         $   11,824,976
Long-term capital gain..........................                  --                     --
Return of capital...............................           4,379,612              5,751,408

As of December 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................    $           --
Undistributed capital gains.......................                --
                                                      --------------
Total undistributed earnings......................                --
Accumulated capital and other losses..............       (70,550,122)
Net unrealized appreciation (depreciation).......          7,110,676
                                                      --------------
Total accumulated earnings (losses)...............       (63,439,446)
Other.............................................        (5,301,019)
Paid-in capital...................................       318,506,051
                                                      --------------
Net assets........................................    $  249,765,586
                                                      ==============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Fund had pre-enactment net capital losses for federal income tax purposes of $70,550,122 expiring as follows:

         EXPIRATION DATE                AMOUNT
         December 31, 2016        $    949,247
         December 31, 2017          69,600,875

During the taxable year ended December 31, 2011, the Fund utilized pre-enactment capital loss carryforwards in the amount of $8,102,820.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of December 31, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2011

G. ACCOUNTING PRONOUNCEMENT:

In May 2011, the the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell manages the Fund's portfolio subject to First Trust's supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company) served as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided evenly among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $136,045,103 and $143,992,228, respectively.

Written option activity for the Fund was as follows:

                                                          NUMBER
                                                            OF
WRITTEN OPTIONS                                         CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------
Options outstanding at December 31, 2010...........         6,463            $    1,054,558
Options written....................................       139,778                22,526,855
Options expired....................................       (77,152)              (10,823,466)
Options exercised..................................        (4,394)                 (287,439)
Options closed ....................................       (55,545)              (11,337,797)
                                                         --------            --------------
Options outstanding at December 31, 2011...........         9,150            $    1,132,711
                                                         ========            ==============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2011

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

EQUITY SECURITIES RISK: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

INDUSTRY RISK: The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

INCOME RISK: Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2011

brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.


                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee continue to receive no compensation from the Fund for acting in such capacities.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED EQUITY INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Equity Income Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 21, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable), distributions made by the Fund during the year ended December 31, 2011, 8.71% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 8.99% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2011.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Enhanced Equity Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 18,459,605 the number of votes against was 325,756 and the number of abstentions was 1,187,803. James
A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                 THE FIRST TRUST        OTHER
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     TRUSTEESHIPS OR
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY      DIRECTORSHIPS
POSITION WITH THE FUND              SERVICE (2)                  DURING PAST 5 YEARS                 TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term      Physician; President, Wheaton Orthopedics;       82        None
c/o First Trust Advisors L.P.                          Co-Owner and Co-Director (January 1996
120 East Liberty Drive,         o Since Fund           to May 2007), Sports Med Center for
  Suite 400                       Inception            Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                      Estate Limited Partnership; Member,
D.O.B.: 04/51                                          Sportsmed LLC

Thomas R. Kadlec, Trustee       o Three-Year Term      President (March 2010 to Present), Senior        82        Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                 Investor Services,
120 East Liberty Drive,         o Since Fund           (May 2007 to March 2010), Vice President                   Inc. and ADM
  Suite 400                       Inception            and Chief Financial Officer (1990 to May                   Investor Services
Wheaton, IL 60187                                      2007), ADM Investor Services, Inc. (Futures                International
D.O.B.: 11/57                                          Commission Merchant)

Robert F. Keith, Trustee        o Three-Year Term      President (2003 to Present), Hibs                82        Director of
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                      Trust Company
120 East Liberty Drive,         o Since June 2006      Consulting)                                                of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term      President (June 2002 to Present), Covenant       82        Director of
c/o First Trust Advisors L.P.                          College                                                    Covenant
120 East Liberty Drive,         o Since Fund                                                                      Transport Inc.
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,        o Three-Year Trustee   Chief Executive Officer (December 2010           82        None
President, Chairman of the        Term and Indefinite  to Present), President (until December
Board and CEO(1)                  Officer Term         2010), First Trust Advisors L.P. and First
120 East Liberty Drive,                                Trust Portfolios L.P.; Chairman of the
  Suite 400                     o Since Fund           Board of Directors, BondWave LLC
Wheaton, IL 60187                 Inception            (Software Development Company/
D.O.B.: 09/55                                          Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES         TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND               LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        Treasurer, Chief Financial  o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer and Chief                                       and Chief Financial Officer, First Trust Advisors
   Suite 400           Accounting Officer          o Since Fund Inception      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

Erin E. Chapman        Assistant Secretary         o Indefinite Term           Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                          Present), Associate Counsel (March 2006 to October
   Suite 400                                       o Since June 2009           2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                                  to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas         Assistant Treasurer         o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                          President (April 2007 to January 2011), Vice
   Suite 400                                       o Since Fund Inception      President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                              Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Roseanne Gatta         Assistant Secretary         o Indefinite Term           Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                          Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                       o Since March 2011          Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                              2010), PNC Global Investment Services
D.O.B.: 07/55

Christopher R. Fallow  Assistant Vice President    o Indefinite Term           Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                          Associate (January 2005 to August 2006), First Trust
   Suite 400                                       o Since Fund Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 04/79

W. Scott Jardine       Secretary                   o Indefinite Term           General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                          Trust Portfolios L.P. and BondWave LLC
   Suite 400                                       o Since Fund Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist    Vice President              o Indefinite Term           Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                          Present), First Trust Advisors L.P. and First Trust
   Suite 400                                       o Since Fund Inception      Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch        Assistant Vice President    o Indefinite Term           Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                       o Since July 2008           L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                              Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                  Stanley Investment Management

Kristi A. Maher        Assistant Secretary and     o Indefinite Term           Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  Chief Compliance Officer    o Assistant Secretary       Assistant General Counsel (March 2004 to May
   Suite 400                                         Since Fund Inception      2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                  o Chief Compliance Officer  Portfolios L.P.
D.O.B.: 12/66                                        since January 2011



------------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2011 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to
            Item 12(a)(1).

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,000.00 for 2010 and $39,000.00 for 2011.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2010 and $0 for 2011.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,215.18 for 2010 and $5,200.00 for 2012. These fees were for tax preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2010 and $0 for 2011.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

   (e)(2) The percentage of services described in each of paragraphs (b) through
          (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2010 were $5,215.18 and $6,000.00 for the Registrant and the Registrant's investment adviser, respectively, and for 2011 were $5,200.00 and $6,200.00, for the Registrant and the Registrant's investment adviser, respectively.

   (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                         As Further Amended July, 2009

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines (with the exception of Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below). Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained RiskMetrics Group, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on RiskMetrics Group's (RMG - formerly ISS) analyses and recommendations and generally gives instructions to RMG/ISS to vote proxies in accordance with RMG/ISS' recommendations, unless Chartwell reaches a different conclusion than RMG/ISS about how a particular matter should be voted. RMG/ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by RMG/ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on the AFL-CIO Proxy Voting Guidelines. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by RMG/ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of RMG or another independent proxy voting service retained by Chartwell ..

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of RMG/ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (e) in the case of voting in accordance with AFL-CIO Key Votes Survey recommendations, a client has instructed Chartwell not to vote in accordance with such recommendations but to vote in accordance with these Policies (which may or may not be the same on a given proxy issue).

                            PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the RiskMetrics guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


INFORMATION PROVIDED AS OF DECEMBER 31, 2011

Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Adviser"), founded in 1997, is an employee-owned investment firm focusing on institutional, sub-advisory and private client relationships. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Portfolio Management Team consists of the following:

PORTFOLIO MANAGEMENT TEAM
BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER
Mr. Schaffer is a founding partner of Chartwell and has 38 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy, Financials and Consumer Staples sectors. He was employed as a Senior Portfolio

Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER
Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 15 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER
Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has

27 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF DECEMBER 31, 2011

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

(assets in millions).

                                                                                             # of Accounts    Total Assets
                                                                                             --------------   -------------
                                                                                              Managed for      for which
                                                                                              ------------     ----------
                                                                 Total # of                 which Advisory    Advisory Fee
                                                                 -----------                ---------------   -------------
Name of Portfolio Manager or                                      Accounts       Total      Fee is Based on   is Based on
-----------------------------                                     ---------      ------     ----------------  ------------
         Team Member                   Type of Accounts*           Managed       Assets       Performance     Performance
         -----------                   -----------------           -------       ------       -----------     -----------

1.   Bernard P. Schaffer        Registered Investment                 0            $0              0               $0
                                Companies:
                                Other Pooled Investment               0            $0              0               $0
                                Vehicles:
                                Other Accounts:                       17          $481             0               $0

2.  Douglas W. Kugler           Registered Investment                 1            $0              0               $0
                                Companies:
                                Other Pooled Investment               0            $0              0               $0
                                Vehicles:
                                Other Accounts:                       21          $481             0               $0

3.  Peter M. Schofield          Registered Investment                 1           $20.7            0               $0
                                Companies:
                                Other Pooled Investment               0            $0              0               $0
                                Vehicles:
                                Other Accounts:                       21         $529.1            0               $0

POTENTIAL CONFLICTS OF INTERESTS

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, a member of Chartwell's Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. This person provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by a member of Chartwell's Compliance Group by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS INFORMATION PROVIDED AS OF FEBRUARY 8, 2012

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager and analyst based on the portfolio manager's and analyst's level and type of ownership interest(s). There are currently three types of equity: (1) straight limited partnership interests,
(2) Class B share interests, and (3) phantom stock interests. In all cases, the annual ownership distributions are paid to employees based on their respective percentage equity interest(s) multiplied by total net cash distributions paid during the year.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2011:

                Name of Portfolio Manager or        Dollar Range of Fund Shares
                ----------------------------        ---------------------------
                         Team Member                    Beneficially Owned
                         -----------                    ------------------
         Bernard P. Schaffer                              $100,000-500,000
         Kevin A. Melich                                  $0
         Peter M. Schofield                               $0


(b)  Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Enhanced Equity Income Fund
            --------------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                         -------------------------------------------------------
                               Mark R. Bradley, President and
                               Chief Executive Officer
                               (principal executive officer)

Date  February 21, 2012
     ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                         -------------------------------------------------------
                               Mark R. Bradley, President and
                               Chief Executive Officer
                               (principal executive officer)

Date  February 21, 2012
     ---------------------------

By (Signature and Title)*       /s/ James M. Dykas
                         -------------------------------------------------------
                               James M. Dykas, Treasurer, Chief Financial
                               Officer and Chief Accounting Officer
                               (principal financial officer)

Date  February 21, 2012
     ---------------------------

* Print the name and title of each signing officer under his or her signature.